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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 23, 1998



                DUKE REALTY INVESTMENTS, INC.
   (Exact name of registrant as specified in its charter)


      Indiana                        1-9044                     35-1740409
(State or jurisdiction of         (Commission               (I.R.S. Employer
incorporation or organization)    File Number)              Identification No.)


   8888 KEYSTONE CROSSING, SUITE 1200
    INDIANAPOLIS, INDIANA                           46240
(Address of principal executive offices)          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 574-3531


                         Not applicable
     (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Exhibit
-------     -------

          1    U.S. Terms Agreement dated April 23, 1998,
          which is being filed pursuant to Regulation S-K
          Item 601(b)(1) in lieu of filing the otherwise required exhibit to the registration statement on Form S-3 of the Registrant, file no. 333-26845, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

     8 Tax opinion of Bose McKinney & Evans, including consent, which is being filed pursuant to Regulation S-K Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DUKE REALTY INVESTMENTS, INC.


Date:     April 27, 1998           By:  /s/ Dennis D. Oklak
                                   -------------------------
                                   Dennis D. Oklak
                                   Executive Vice President and
                                   Chief Administrative Officer

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